Prospectus Supplement                                               224326 4/05
dated April 30, 2005 to:
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PUTNAM INTERNATIONAL EQUITY FUND

Class Y prospectus dated October 30, 2004

The Calendar Year Total Returns chart and Average Annual Total Returns chart in the section "Performance Information" are replaced with the following:

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS]

CALENDAR YEAR TOTAL RETURNS

1995            13.97%
1996            16.43%
1997            17.94%
1998            19.25%
1999            61.19%
2000            -8.84%
2001           -19.56%
2002           -16.80%
2003            28.48%
2004            16.46%

Year-to-date performance through 3/31/05 was -0.63%. During the periods shown in the bar chart, the highest return for a quarter was 35.77% (quarter ending 12/31/99) and the lowest return for a quarter was -20.64% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/04)
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                      Past 1       Past 5       Past 10
                       year         years        years
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Class Y               16.46%       -1.81%       10.63%

Morgan Stanley Capital
International (MSCI)
EAFE Index            20.25%       -1.13%        5.62%
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Performance information shown in the bar chart and table above, for periods prior to the inception of class Y shares on 07/12/96, is derived from the historical performance of the fund's class A shares (not offered by this prospectus). Class Y share performance does not reflect the initial sales charge currently applicable to class A shares or differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. For portions of the period, the fund's performance benefited from Putnam Management's agreement to limit the fund's expenses.

The fund's performance is compared to the Morgan Stanley Capital
International (MSCI) EAFE Index, an unmanaged index of international stocks from Europe, Australasia and the Far East.

                    ------------------------

The sixth paragraph and table under the heading "Who manages the fund?" are replaced with the following:

The following team members coordinate the team's management of the fund's portfolio. Their experience as investment professionals over the last five years is shown. The following table also shows the dollar range of shares of the fund owned by these professionals as of September 30, 2004, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

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                                                               Dollar Range
Portfolio    Joined                   Positions Over             of Fund
Leaders      Fund    Employer         Past Five Years          Shares Owned
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Joshua L.      2000  Putnam           Co-Chief Investment      Over $100,000
Byrne                Management       Officer, International
                     1992 - Present   Core; Previously, Senior
                                      Portfolio Manager,
                                      Portfolio Manager
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Simon Davis    2000  Putnam           Co-Chief Investment      $10,001-$50,000
                     Management       Officer, International
                     2000 - Present   Core; Previously,
                                      Director, International
                                      Equity, Senior  Portfolio
                                      Manager, Portfolio Manager

                     Deutsche Asset   Portfolio Manager
                     Management
                     Prior to Sept.
                     2000
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                                                               Dollar Range
Portfolio    Joined                   Positions Over             of Fund
Members        Fund  Employer         Past Five Years          Shares Owned
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Stephen S.     2000  Putnam           Senior Portfolio         $50,001-$100,000
Oler                 Management       Manager
                     1997 - Present
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Mark D.        2004  Putnam           Chief Investment                $0
Pollard              Management       Officer,
                     2004 - Present   European Equity

                     Jura Capital LLP Managing Partner
                     Prior to Aug.
                     2004

                     Lazard Asset     Head of European
                     Management       Equities
                     Prior to Feb.
                     2002

                     Putnam           Head of European
                     Management       Equities
                     Prior to June
                     2000
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George W.      2002  Putnam           Senior Portfolio         Over $100,000
Stairs               Management       Manager
                     1994 - Present
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                     Named Investment Professionals Total      Over $100,000
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The section entitled Regulatory matters and litigation under the heading
"Who manages the fund?" is replaced with the following:

* Regulatory matters and litigation. Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.